ADAMS NATURAL RESOURCES FUND

THIRD QUARTER REPORT

SEPTEMBER 30, 2016

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

The week after returning from the Independence Day holiday, investors saw the S&P 500 advance 3.6%. Following this strong initial move, which contributed most of the quarter’s return, markets settled into a relatively calm trading range. Strong consumer confidence numbers, coupled with corporate earnings that largely surprised to the upside, helped boost investor confidence. As a result, the S&P 500 gained 3.9% over the quarter, bringing its year-to-date return to 7.8%.

As the quarter drew to a close, volatility picked up. Oil prices rallied when OPEC announced an agreement to reduce production targets as a means to lift prices, and markets reacted well. The growing uncertainty around how long central banks in Europe, the U.S., and Japan can maintain accommodative monetary policies also contributed to the late-quarter volatility. The Federal Reserve once again voted against raising interest rates, though seemed to edge closer to resuming rate hikes pending evidence of continued progress toward inflation and employment goals.

The S&P 500 Energy sector has delivered a market-leading, year-to-date return of 18.7%. Though the cartel will wait until November to finalize its plan to tackle the supply glut, energy stocks responded immediately to OPEC’s agreement. An earlier decline in the sector caused by supply and demand uncertainty reversed, resulting in a 2.3% advance for the quarter. Weighing on the Energy sector’s performance was a major earnings disappointment from Exxon Mobil, the largest company in the sector, which saw its shares decline 6.1% during the quarter.

Pipelines were one of the best performing industries in Energy, both in the quarter and year to date. After last year’s balance sheet and access to capital concerns, pipelines were forced to take some difficult but necessary steps. Kinder Morgan, a holding we added to during the quarter, cut its dividend, lowered capital spending, and focused on projects offering the highest potential returns. Kinder Morgan can now internally fund all growth capital while continuing to improve the company’s balance sheet. The depressed valuation created an attractive entry point.

The Materials sector includes a very diverse group of companies with a wide range of investment outlooks. For example, those with exposure to agriculture are caught between high crop inventories and weaker-than-expected product prices. With expectations that the agriculture complex appears set for another challenging year in 2017, we elected to exit our position in CF Industries, a large manufacturer of nitrogen fertilizer. In contrast to the agriculture-related names, industrial gas companies are enjoying margin expansion and earnings growth. We recently added shares of Air Products and Chemicals to the portfolio. The company is one of the world’s most profitable industrial gas companies. Cost cutting measures and productivity initiatives, when combined with improving industry conditions, should deliver meaningful earnings growth. With increased capital flexibility stemming from the sale and spinoff of non-core units, Air Products is positioned to both fund capital spending and return cash to shareholders.

The upcoming Presidential election is likely to be the most impactful event of the fourth quarter and will influence markets for years to come. In the balance is the unknown direction of several issues including health care, the composition of the Supreme Court, and monetary as well as fiscal policy. Strongly drawn partisan lines create a broad range of outcomes for these weighty issues. In the face of this, we will continue to

LETTER TO SHAREHOLDERS (CONTINUED)

execute our process: searching for good companies, doing good things, at good prices. Even in an uncertain environment, we believe our process will reward the patient investor.

For the nine months ended September 30, 2016, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 14.2%. This compares to total returns of 17.9% for Dow Jones U.S. Oil & Gas Index, 13.6% for Dow Jones U.S. Basic Materials Index, and 28.1% for Lipper Global Natural Resources Funds Index over the same time period. The total return on the market price of the Fund’s shares for the period was 14.2%.

For the twelve months ended September 30, 2016, the Fund’s total return on NAV was 16.4%. Comparable returns for Dow Jones U.S. Oil & Gas Index, Dow Jones U.S. Basic Materials Index, and Lipper Global Natural Resources Funds Index were 17.2%, 24.8%, and 28.6%. The Fund’s total return on market price was 18.3%.

During the first nine months of this year, the Fund paid distributions to shareholders in the amount of $8.4 million, or $.30 per share, consisting of $.03 net investment income and $.05 long-term capital gain, realized in 2015, and $.22 of net investment income realized in 2016, all taxable in 2016. These constitute the first three payments toward our annual 6% minimum distribution rate commitment.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer

October 13, 2016

Disclaimers

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.

This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

SUMMARY FINANCIAL INFORMATION

(unaudited)

	2016	2015
At September 30:
Net asset value per share	$23.31	$21.58
Market price per share	$19.93	$18.16
Shares outstanding	28,092,075	27,392,910
Total net assets	$654,966,712	$591,256,907
Unrealized appreciation on investments	$154,945,009	$126,089,579

For the nine months ended September 30:
Net investment income	$8,759,583	$7,033,388
Net realized gain (loss)	$11,585,708	$(8,498,635)
Total return (based on market price)	14.2%	-22.8%
Total return (based on net asset value)	14.2%	-20.6%

Key ratios:
Expenses to average net assets*	0.81%	1.22%	**
Net investment income to average net assets*	1.90%	1.45%	**
Portfolio turnover*	15.8%	11.9%
Net cash & short-term investments to net assets	0.8%	1.6%

*	Annualized
**	The annualized ratios of expenses and net investment income to average net assets were 0.84% and 1.83%, respectively, after excluding a one time charge of $2,762,816 related to the termination of the Fund’s defined benefit plans.

TEN LARGEST EQUITY PORTFOLIO HOLDINGS

September 30, 2016

(unaudited)

	Market Value	Percent of Net Assets
Exxon Mobil Corp.	$122,604,835	18.7%
Chevron Corp.	60,846,304	9.3
Schlumberger Ltd.	44,258,592	6.8
EOG Resources, Inc.	28,084,584	4.3
Occidental Petroleum Corp.	23,451,072	3.6
Dow Chemical Co.	23,274,572	3.6
Halliburton Co.	22,743,838	3.5
ConocoPhillips	21,348,117	3.3
LyondellBasell Industries N.V. (Class A)	19,439,060	3.0
Kinder Morgan Inc.	19,292,733	2.9

Total	$385,343,707	59.0%

SCHEDULE OF INVESTMENTS

September 30, 2016 (unaudited)

	Shares	Value (A)
Common Stocks — 99.2%
Energy — 80.2%
Exploration & Production — 26.6%
Anadarko Petroleum Corp.	275,000	$17,424,000
Cimarex Energy Co.	96,100	12,912,957
Concho Resources Inc. (B)	103,400	14,201,990
ConocoPhillips	491,100	21,348,117
EOG Resources, Inc.	290,400	28,084,584
EQT Corp.	133,700	9,709,294
Marathon Oil Corp.	742,700	11,742,087
Noble Energy, Inc.	302,300	10,804,202
Occidental Petroleum Corp.	321,600	23,451,072
Pioneer Natural Resources Co.	89,600	16,634,240
RSP Permian, Inc. (B)	147,000	5,700,660
Whiting Petroleum Corp. (B)	251,500	2,198,110

		174,211,313

Integrated Oil & Gas — 28.0%
Chevron Corp.	591,200	60,846,304
Exxon Mobil Corp.	1,404,730	122,604,835

		183,451,139

Oil Equipment & Services — 13.5%
Baker Hughes, Inc.	90,100	4,547,347
Halliburton Co.	506,770	22,743,838
National Oilwell Varco, Inc.	133,500	4,904,790
Oil States International Inc. (B)	170,000	5,366,900
Schlumberger Ltd.	562,800	44,258,592
Weatherford International plc (B)	1,219,800	6,855,276

		88,676,743

Pipelines — 6.4%
Kinder Morgan Inc.	834,100	19,292,733
Spectra Energy Corp.	351,700	15,035,175
Williams Companies, Inc.	242,600	7,455,098

		41,783,006

Refiners — 5.7%
Marathon Petroleum Corp.	352,900	14,324,211
PBF Energy Inc.	179,100	4,054,824
Phillips 66	31,175	2,511,146
Valero Energy Corp.	313,700	16,626,100

		37,516,281

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2016 (unaudited)

	Shares	Value (A)
Basic Materials — 19.0%
Chemicals — 16.3%
Air Products and Chemicals, Inc.	22,900	$3,442,786
Dow Chemical Co.	449,056	23,274,572
E.I. du Pont de Nemours & Co.	147,800	9,898,166
Eastman Chemical Co.	119,300	8,074,224
H.B. Fuller Co.	177,700	8,257,719
LyondellBasell Industries N.V. (Class A)	241,000	19,439,060
Monsanto Co.	156,300	15,973,860
PPG Industries, Inc.	132,000	13,643,520
Materials Select Sector SPDR Fund	99,400	4,746,350

		106,750,257

General Industrials — 0.6%
Packaging Corp. of America	52,800	4,290,528

Gold & Precious Metals — 0.7%
SPDR Gold Shares (B)	35,200	4,422,528

Industrial Metals — 1.4%
Alcoa Inc.	614,000	6,225,960
Freeport-McMoRan Inc. (B)	248,000	2,693,280

		8,919,240

Total Common Stocks (Cost $495,076,026)		650,021,035

Short-Term Investments — 0.8%
Money Market Funds — 0.8%
Fidelity Institutional Money Market – Money Market Portfolio (Institutional Class), 0.44% (C)	3,700,000	3,700,000
Northern Institutional Treasury Portfolio, 0.26% (C)	1,370,527	1,370,527

Total Short-Term Investments (Cost $5,070,527)		5,070,527

Total Investments — 100.0% of Net Assets (Cost $500,146,553)		$655,091,562

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	Presently non-dividend paying.
(C)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

OTHER INFORMATION

Distribution Schedule

The Fund presently pays distributions four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a distribution announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

Electronic Delivery of Shareholder Reports

The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials on-line. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:

Registered shareholders with AST: www.amstock.com/main

Shareholders using brokerage accounts: http://enroll.icsdelivery.com/PEO

Proxy Voting Policies and Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2016 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com under the headings “Funds” and then “Reports & Literature”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website: www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website: www.adamsfunds.com under the headings “Funds” and then “Reports & Literature”.

Website Information

Investors can find the Fund’s daily NAV per share, the market price, the discount/premium to NAV per share, and quarterly changes in the portfolio securities on our website at www.adamsfunds.com. Also available there are a history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

ADAMS NATURAL RESOURCES FUND, INC.

Board of Directors

Enrique R. Arzac [2,4]	Frederic A. Escherich [1,2,3]	Craig R. Smith [1,2,4]
Phyllis O. Bonanno [3,4]	Roger W. Gale [2,3]	Mark E. Stoeckle [1]
Kenneth J. Dale [1,3,4]	Kathleen T. McGahran [1,5]

1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Nominating and Governance Committee
5.	Chair of the Board

Officers

Mark E. Stoeckle	Chief Executive Officer
James P. Haynie, CFA	President
Nancy J. F. Prue, CFA	Executive Vice President, Director of Shareholder Communications
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer & Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel & Secretary
Gregory W. Buckley	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer

500 East Pratt Street, Suite 1300, Baltimore, MD 21202

410.752.5900          800.638.2479

Website: www.adamsfunds.com

E-mail: contact@adamsfunds.com

Tickers: PEO (NYSE), XPEOX (NASDAQ)

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: The Northern Trust Company

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

Stockholder Relations Department

6201 15th Avenue

Brooklyn, NY 11219

(866) 723-8330

Website: www.amstock.com

Email: info@amstock.com